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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 12, 2007

                             VOYAGER PETROLEUM, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                       000-32737                 88-049002272
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

              123 East Ogden Avenue, Suite 102A, Hinsdale, IL 60521 (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (630) 325-7130

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                                   61 Broadway
                            New York, New York 10006
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 13, 2007, Sovereign Oil, Inc.("Sovereign Oil"), a wholly-owned subsidiary of Voyager Petroleum, Inc. (the "Company"), entered into a lease agreement ("Agreement") with North American Refining Co. ("North American Refining"), a Delaware corporation, located in McCook, Illinois. North American Refining is a local compounding and blending facility with bottling capabilities. Sovereign Oil will lease the blending facility for a six month period which will be used to blend and dry reclaimed used oil for use in lubricant oil products which will be sold to the automotive and industrial after-markets. Sovereign Oil will also have access to a loading dock, up to twenty storage tanks and associated equipment. The total lease price is $10.00 for the six-month lease period with blending and drying fees at $0.15 per gallon which are payable monthly on the tenth day following the last day of each month for the previous month's activity. North American has the right to terminate the Agreement within fifteen days written notice. Sovereign Oil agreed to maintain general liability insurance in the aggregate amount of of $1.000.000 per person/$2,000,000 per occurrence for its operations under the Agreement.

Under the terms of the Agreement, each party is responsible for any loss that arises out of the actions of its own employees, servants and agents with indemnification to the other party for any such actions.

On July 18, 2007, Voyager Petroleum, Inc. (the "Company") issued a press release announcing that Sovereign Oil had entered into the a new lease agreement with North American Refining Co. A copy of the Company's press release is attached hereto as Exhibit 99.3.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On July 12, 2007, Sovereign Oil and North American Refining entered into a Termination of Lease Agreement whereby the parties agreed to terminate the Lease Agreement, dated April 19, 2007 and enter into the Agreement described in Item
1.01 above. A copy of the Termination of Lease Agreement is attached hereto as
Exhibit 99.2

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits
            99.1 Lease Agreement, dated July 13, 2007, by and between Sovereign Oil, Inc. and North American Refining Co.
            99.2 Termination of Lease Agreement, dated July 12, 2007, by and between Sovereign Oil, Inc. and North American Refining Co.
            99.3  Press Release, dated July 18, 2007



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VOYAGER PETROLEUM, INC.


Date: July 18, 2007                     /s/ Sebastien DuFort
                                        -----------------------------------
                                        Sebastien DuFort
                                        President